Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT AND REVOLVING CREDIT NOTES

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND REVOLVING CREDIT NOTES (this “Amendment”) is made as of the 31st day of December, 2003 by and among MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”); the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) under the following circumstances:

A. The Borrowers, the Agent and the Banks are parties to a Credit Agreement dated as of January 31, 2003 (as the same may be amended, supplemented, modified and/or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to those terms by the Credit Agreement.

B. Pursuant to the Credit Agreement, the Banks have provided the Revolving Loans to the Borrowers which are evidenced by Revolving Credit Notes dated as of January 31, 2003 (collectively, as the same may be amended, supplemented, modified and/or restated from time to time, the “Original Revolving Credit Notes”).

C. The Borrowers, the Agent and the Banks now desire to amend the Credit Agreement and the Original Revolving Credit Notes for the reasons and upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the Borrowers, the Agent and the Banks agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Amendment to Preamble. Subsection (b) of the Preamble to the Credit Agreement is hereby amended in its entirety to read as follows:

(b) and MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation, (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”);

(b) Amendment to Article I. Article I to the Credit Agreement is amended by adding the following new Section 1.4 immediately following Section 1.3:

1.4 USA Patriot Act Notification. The following notification is provided to the Borrowers pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

(a) IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for the Borrowers: When a borrower opens an account, if borrower is an individual, the applicable bank will ask for borrower’s name, taxpayer identification number, residential address, date of birth and other information that will allow such bank to identify borrower, and, if borrower is not an individual, such bank will ask for borrower’s name, taxpayer identification number, business address, and other information that will allow such bank to identify borrower. The bank may also ask, if borrower is an individual, to see borrower’s driver’s license or other identifying documents, and, if borrower is not an individual, to see borrower’s legal organizational documents or other identifying documents.

(b) Government Regulation. The Borrowers shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Agent or Banks from making any advance or extension of credit to the Borrowers or from otherwise conducting business with the Borrowers, or (b) fail to provide documentary and other evidence of the borrower identity as may be requested by Agent or Banks at any time to enable Agent or Banks to verify the Borrowers’ identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

(c) Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the current definitions of “Capital Distribution”, “Maximum Commitment Amount” and “Total Commitment Amount” and replacing them with the following new definitions:

“Capital Distribution” shall mean a payment made, liability incurred or other consideration given by any Company to any Person that is not a Company, for the purchase, acquisition, redemption, repurchase or retirement of any capital stock or other equity interest of such Company or as a dividend, return of capital or other distribution in respect of such Company’s capital stock or other equity interest, but shall not include the following: (a) any stock dividend, stock split or other equity distribution payable only in capital stock or other equity of such Company, (b) any transaction pursuant to the 2002 Equity and Performance

Incentive Plan of the Borrowers, (c) any dividend, return of capital or other distribution in respect of such Company’s capital stock or other equity interest so long as such Company shall have demonstrated to the satisfaction of Agent no less than 5 Business Days prior to such distribution, evidence satisfactory to Agent of compliance with the following: (i) no Default or an Event of Default shall then exist, or immediately after giving effect to any such distribution would exist, and (ii) the Leverage Ratio shall be less than 1.50 to 1.00 both prior to and immediately after giving effect to any such distribution.

“Maximum Commitment Amount” shall mean Eighty Million Dollars ($80,000,000), or such other amount as shall be determined pursuant to Section 2.11 hereof.

“Total Commitment Amount” shall mean Fifty-Five Million Dollars ($55,000,000), as such amount may be increased up to the Maximum Commitment Amount pursuant to Section 2.11(b) hereof, or decreased pursuant to Section 2.11(a) hereof.

(d) Amendment to Section 2.11(b). Section 2.11(b) of the Credit Agreement is hereby amended in its entirety to provide as follows:

(b) Increase in Commitment. At any time during the Commitment Increase Period, Administrative Borrower may request that Agent increase the Total Commitment Amount to the Maximum Commitment Amount by either (i) increasing, for one or more Banks, with and subject to their prior written consent, their respective Revolving Credit Commitments, or (ii) with and subject to the prior written consent of Agent, including one or more Additional Banks, each with a new Revolving Credit Commitment, as a party to this Agreement (collectively, the “Additional Commitment”). During the Commitment Increase Period, the Banks agree that Agent, in its sole discretion, may permit one or more Additional Commitments upon satisfaction of the following requirements: (A) each Additional Bank, if any, shall execute an Additional Bank Assumption Agreement, (B) Agent shall provide to each Bank a revised Schedule 1 to this Agreement, including revised Commitment Percentages for each of the Banks, if appropriate, at least three Business Days prior to the effectiveness of such Additional Commitments (each an “Additional Bank Assumption Effective Date”), and (C) Borrowers shall execute and deliver to Agent and the Banks such replacement or additional Revolving Credit Notes as shall be required by Agent. The Banks hereby authorize Agent to execute each Additional Bank Assumption Agreement on behalf of the Banks. On each Additional Bank Assumption Effective Date, the Banks shall make adjustments among themselves with respect to the Revolving Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Banks such outstanding amounts, based on the revised Commitment Percentages and to otherwise carry out fully the intent and terms of this subsection (b). It is a condition precedent to Borrowers’ ability to request any increase in the Total Commitment Amount pursuant to this subsection (b) that Borrowers shall have demonstrated to the satisfaction of the Agent compliance with each of the following: (x) no Default or Event of Default shall then exist, or immediately after giving effect to any such increase would exist, and (y) MTCT shall have completed a secondary stock offering raising a minimum of $50,000,000 in additional equity. Borrowers shall pay any attorneys’ fees or other expenses of Agent in connection with the documentation of any such increase, as well as such other fees as may be agreed upon between Borrowers and Agent.

(e) Amendment to Section 5.7(f). Section 5.7(f) of the Credit Agreement shall be amended in its entirety to read as follows:

(f) Capital Expenditures. Borrowers will not make or commit to make Capital Expenditures exceeding 1.5% of annual Consolidated revenues of Borrowers in any fiscal year of Borrowers.

(f) Amendment to Section 5.13 of the Credit Agreement. Section 5.13 of the Credit Agreement shall be amended in its entirety to read as follows:

Section 5.13. Acquisitions. No Company shall effect an Acquisition; provided, however, that a Credit Party may effect an Acquisition so long as:

(a) in the case of a merger, amalgamation or other combination including a Borrower, such Borrower shall be the surviving entity;

(b) in the case of a merger, amalgamation or other combination including a Credit Party (other than a Borrower), a Credit Party shall be the surviving entity;

(c) the business to be acquired shall be similar to the lines of business of the Companies;

(d) the Acquisition is non-hostile;

(e) the entity which is the target of the Acquisition shall have projected Consolidated EBITDA for the first 12-month period following the closing of such Acquisition of not less than 10% of the total purchase price of such target (for purposes of this subsection (e), any reference to “MTCT” in the definition of “Consolidated EBITDA” or in the definition of any defined term comprising such definition shall be a reference to the target of the Acquisition);

(f) no Default or Event of Default shall exist prior to or after giving effect to such Acquisition;

(g) Borrowers shall have provided to Agent and the Banks, at least ten (10) days prior to such Acquisition, historical financial statements of the target entity and a pro forma financial statement of the Companies accompanied by a certificate of a Financial Officer of a Borrower showing pro forma compliance with Section 5.7 hereof, both before and after the proposed Acquisition; and

(h) immediately after the consummation of such Acquisition, the amount equal to (i) the Total Commitment Amount minus (ii) the Revolving Credit Exposure shall be no less than Ten Million Dollars ($10,000,000).

(g) Amendment to Schedule 1 to the Credit Agreement. Schedule 1 to the Credit Agreement shall be deleted and replaced with the new Schedule 1 attached hereto.

Section 2. Amendment to Original Revolving Credit Notes and Loan Documents.

(a) The “Revolving Credit Note” or “Revolving Credit Notes” referred to in the Loan Documents shall mean the Amended and Restated Revolving Credit Notes in the form attached hereto as Exhibits A-1, A-2, A-3, and A-4 respectively.

(b) Each and every reference in the Loan Documents to “Modern Technologies Corp.” shall be a reference to “MTC Technologies, Inc.”

Section 3. Effective Date. This Amendment shall take effect immediately upon the satisfaction, in the Agent’s sole discretion, of the following conditions precedent:

(a) Agent’s receipt of an original counterpart of this Amendment executed by all parties hereto;

(b) Agent’s receipt of the original Confirmation of Guarantees executed by Amcomp Corporation, International Consultants, Inc. and Vitronics Inc. (collectively, the “Guarantors”);

(c) Agent’s receipt of the Amended and Restated Revolving Credit Notes executed by Borrowers;

(d) Agents’s receipt of the following, certified as true and correct and in full force and effect by a duly authorized officer of each Borrower and each Guarantor:

(i) resolutions of each of the Board of Directors of each Borrower and each Guarantor authorizing execution, delivery and performance of this Amendment or Confirmation of Guarantee, as applicable, and all other documents executed and delivered in connection herewith to which each is a party;

(ii) the articles of incorporation of each Borrower and each Guarantor, as certified by the Secretary of State of the state of incorporation of such entity; and

(iii) the bylaws or code of regulations of each Borrower and each Guarantor.

(e) Receipt by Agent of an opinion of counsel to Borrowers and Guarantors, in form and substance satisfactory to Agent;

(f) Receipt by each Bank of an amendment fee in the amount equal to 12.5 bps multiplied by the increase of each Bank’s Maximum Amount as set forth on Schedule 1 over such Bank’s pro-rata portion of the Closing Commitment Amount; and

(g) Receipt by Agent of all out-of-pocket costs and expenses incurred in making the Loans and entering into this Agreement (including, without limitation, all reasonable attorney fees, audit fees and filing fees incurred by Agent).

Section 4. Costs and Expenses. The Borrowers hereby agree to reimburse the Agent and Banks for all costs and expenses incurred by Agent and Banks, in connection with this Amendment and the transactions contemplated hereby, including its respective legal fees and expenses.

Section 5. Miscellaneous. Agent, the Banks and each Borrower hereby agree that:

(a) The Credit Agreement, the Revolving Credit Notes and the other Loan Documents, as amended hereby, remain otherwise unmodified and in full force and effect.

(b) Each Borrower hereby represents and warrants to Agent and the Banks that (i) no Default or Event of Default has occurred and is continuing (ii) the representations and warranties of such Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof (except to the extent that any expressly relates to an earlier date), and (iii) such Borrower has no cause of action, at law or in equity, against Agent or the Banks, including, without limitation, any offset, counterclaim or defense with respect to the Notes (including the Swing Line Note) or the Loans evidenced thereby or any Loan Document.

(c) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any other agreements, instruments or documents referred to therein, or (ii) prejudice or otherwise affect any right or privilege which Agent or the Banks now have or may have in the future under the Credit Agreement, the other Loan Documents or under any of the other agreements, documents or instruments therein.

(d) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: David Gutridge Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., a Delaware corporation
		By:	/s/ David S. Gutridge
		Name:	David S. Gutridge
		Title:	Chief Executive Officer and Secretary

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: David Gutridge Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation
		By:	/s/ David S. Gutridge
		Name:	David S. Gutridge
		Title:	Chief Executive Officer and Secretary

Address:	629 Euclid Avenue LOC. 01-3034 Cleveland, Ohio 44114 Attention: Capital Markets Division - Loan Syndications Fax: (216) 222-7079	NATIONAL CITY BANK as Agent and as a Bank
		By:	/s/ Neal J. Hinker
		Name:	Neal J. Hinker
		Title:	Senior Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	34 North Main Street Dayton Ohio 45402 Attention: Michael Dunlavey Fax: (937) 586-7695	KEYBANK NATIONAL ASSOCIATION
		By:	/s/ R. Michael Dunlavey
		Name:	R. Michael Dunlavey
		Title:	Vice President

Address:	110 North Main Street Dayton OH 45402 Attention: Neal Ratliff Fax: (937) 227-3027	FIFTH THIRD BANK
		By:	/s/ Neal R. Ratliff
		Name:	Neal R. Ratliff
		Title:	Vice President

Address:	200 West Second Street 16th Floor Winston-Salem, North Carolina 27101 Attention: Roberts Bass Fax: (336) 733-2740	BRANCH BANKING AND TRUST COMPANY
		By:	/s/ Roberts A. Bass
		Name:	Roberts A. Bass
		Title:	Senior Vice President

SCHEDULE 1

BANKING INSTITUTIONS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
National City Bank	31.8181%	$17,500,000	$17,500,000
KeyBank National Association	22.7272%	$12,500,000	$12,500,000
Fifth Third Bank	22.7272%	$12,500,000	$12,500,000
Branch Banking and Trust Company	22.7272%	$12,500,000	$12,500,000
Total Commitment Amount	100%	$55,000,000	$55,000,000

	(approximately)

CONFIRMATION OF GUARANTY

The undersigned, AMCOMP CORPORATION, a California corporation (“Amcomp”), INTERNATIONAL CONSULTANTS, INC., an Ohio corporation (“ICI”), and VITRONICS INC., a New Jersey corporation (“Vitronics” and collectively with Amcomp and ICI, the “Guarantors”), jointly and severally hereby:

(A) Acknowledge that MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”), the financial institutions listed on Schedule 1 to the Credit Agreement (defined herein) (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) have entered into that certain Credit and Security Agreement dated as of January 31, 2003, as amended by a First Amendment to Credit Agreement dated as of December 31, 2003 (as so amended and as may be further amended from time to time, the “Credit Agreement”), whereby the Banks have extended financial accommodations to the Borrowers, and the Borrowers have executed Notes (as defined in the Credit Agreement) in favor of the Banks, in evidence thereof. Terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

(B) Acknowledge that the Amended and Restated Revolving Credit Notes evidencing the Revolving Loans are each a “Note” under the Credit Agreement, along with the Swing Line Note, and other notes delivered pursuant to the Credit Agreement.

(C) Acknowledge that the Guarantors have guaranteed payment of the principal and interest of all Notes pursuant to a Guaranty of Payment of Debt dated as of January 31, 2003 in the case of Amcomp, and a Guaranty of Payment of Debt dated as of October 6, 2003 in the case of ICI, and a Guaranty of Payment of Debt dated as of the date hereof in the case of Vitronics (collectively, the “Guarantees”).

(D) Acknowledge that the Guarantors have each received and had an opportunity to review the First Amendment to Credit Agreement referred to in the first paragraph of this Confirmation of Guaranty and consent to the amendments to the Credit Agreement, including without limitation the increase in the Total Commitment Amount from $35,000,000 to $55,000,000, as such amount may be further increased in accordance with the Credit Agreement, and the Maximum Commitment Amount from $50,000,000 to $80,000,000, as such amount may be further increased in accordance with the Credit Agreement.

(E) Represent and warrant to the Agent and the Banks that the undersigned have no defenses, offsets or counterclaims, either individually or jointly, with respect to their obligations under the Guarantees and the Guarantees remain unmodified and in full force and effect.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

This Confirmation of Guaranty is executed as of the 31st day of December, 2003.

AMCOMP CORPORATION, a California corporation

By:	/s/ David S. Gutridge
Name:	David S. Gutridge
Title:	Chief Financial Officer, Vice President and Secretary

INTERNATIONAL CONSULTANTS, INC., an Ohio corporation

By:	/s/ David S. Gutridge
Name:	David S. Gutridge
Title:	Chairman, Executive Vice President and CFO

VITRONICS INC., a New Jersey corporation

By:	/s/ David S. Gutridge
Name:	David S. Gutridge
Title:	President

EXHIBIT A-1

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$17,500,000.00	Dayton, Ohio
December 31, 2003

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of NATIONAL CITY BANK (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($17,500,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement and Revolving Credit Notes dated as of December 31, 2003, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of January 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

EXHIBIT A-2

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$12,500,000.00	Dayton, Ohio
December 31, 2003

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of KEYBANK NATIONAL ASSOCIATION (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement and Revolving Credit Notes dated as of December 31, 2003, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of January 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

EXHIBIT A-3

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$12,500,000.00	Dayton, Ohio
December 31, 2003

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of FIFTH THIRD BANK (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement and Revolving Credit Notes dated as of December 31, 2003, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of January 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

EXHIBIT A-4

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$12,500,000.00	Dayton, Ohio
December 31, 2003

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of BRANCH BANKING AND TRUST COMPANY (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement and Revolving Credit Notes dated as of December 31, 2003, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of January 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title: